SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 29, 2004

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (410) 771-7301

Item 2.02  Results of Operations and Financial Condition.

On September 29, 2004, the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the third quarter of fiscal year 2004, which ended on August 31, 2004.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reports Double-Digit Earnings Growth on Strong Top Line Results,” which includes an unaudited Consolidated Income Statement for the three and nine month periods ended August 31, 2004, an unaudited Consolidated Balance Sheet of the Registrant as of August 31, 2004, and an unaudited consolidated Statement of Cash Flows for the nine months ended August 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: September 29, 2004	By:	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel
& Secretary